Exhibit 10.3

EXECUTION VERSION
October 22, 2021
Aaron’s, LLC
400 Galleria Parkway SE, Suite 300
Atlanta, GA 30339
Attention: C. Kelly Wall, Chief Financial Officer
Re:    That certain Credit Agreement, dated as of November 19, 2020 (as amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Credit Agreement”), by and among Aaron’s, LLC, a Georgia limited liability company (the “Borrower”), Aaron’s Spinco, Inc., a Georgia corporation (“Holdings”) and the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Truist Bank, as Administrative Agent.
Ladies and Gentlemen:
Reference is made to the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.
The Borrower has requested that Truist Bank, in its capacity as an Issuing Bank, issue Letters of Credit in favor of the Borrower in a principal amount in excess of Truist Bank’s existing LC Commitment.
The Borrower has requested that the Lenders, by act of the Required Lenders, amend the Credit Agreement in order to increase Truist Bank’s LC Commitment from $14,000,000 to $17,500,000. For purposes of clarity, the aggregate LC Sublimit of $35,000,000 for all Issuing Banks shall not be increased. By signing below, your institution agrees to amend the Credit Agreement by replacing the text “$14,000,000” in the definition of “LC Commitment” in Section 1.1 of the Credit Agreement with the text “$17,500,000”.
This letter agreement shall constitute the First Amendment to Credit Agreement (this “First Amendment”) and a Loan Document and may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile transmission or by any other electronic imaging means (including .pdf), shall be effective as delivery of a manually executed counterpart of this letter agreement.
This First Amendment shall be effective upon the Administrative Agent’s receipt of counterparts hereof duly executed by each of the Administrative Agent, the Required Lenders, and the Borrower.
This letter agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this letter agreement and the transactions contemplated hereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.
[Remainder of Page Intentionally Blank; Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed under seal in the case of the Borrower and Holdings by their respective authorized officers as of the day and year first above written.

AARON’S, LLC
By /s/     (Seal)
Name: C. Kelly Wall
Title: Chief Financial Officer

AARON’S, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT

AARON’S SPINCO, INC.
By /s/    (Seal)
Name: C. Kelly Wall
Title: Chief Financial Officer

AARON’S, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK,
as Administrative Agent, as an Issuing Bank, as
Swingline Lender and as a Lender
By /s/
Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Bank
By /s/
Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender and an Issuing Bank
By /s/
Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender

By /s/
Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By /s/
Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK,
as a Lender

By /s/
Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT

SYNOVUS BANK,
as a Lender

By /s/
Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST HORIZON BANK,
as a Lender

By /s/
Name:
Title:

AARON’S, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT